Exhibit 10.5
                                   Putun, LLC
                                 P.O. Box 50464
                            Henderson, NV 89016-0464

                                 August 30, 2001

Hunapu Inc.
1700 W. Horizon Ridge Parkway
Henderson, NV 89012

To Whom It May Concern:

Reference is hereby made to that certain promissory note in the amount of $7,500 made by Hunapu Inc. and held by Putun, LLC, which is due and payable on the date hereof.

Putun hereby extends the date upon which said promissory note shall be due and payable to on or before August 30, 2002.

Very truly yours,

PUTUN, LLC


By: /s/ John C. Francis
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        John C. Francis